Exhibit 99.1
                              EMPLOYMENT AGREEMENT

         AGREEMENT, made and entered into as of the 28th day of August, 2002 by and between IKON Office Solutions, Inc., an Ohio corporation with its principal office located at 70 Valley Stream Parkway, Malvern, Pennsylvania 19355 (together with its successors and assigns permitted under this Agreement, the "Company"), and Matthew J. Espe (the "Executive");

                              W I T N E S S E T H:

         WHEREAS, the Company desires to employ the Executive and to enter into an agreement embodying the terms of such employment;

         WHEREAS, the Executive desires to accept employment with the Company, subject to the terms and provisions of this Employment Agreement;

         NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein and for other good and valuable consideration, the receipt of which is mutually acknowledged, the Company and the Executive (together, the "Parties") agree as follows:

         1.       Definitions.

                  (a) "Affiliate" of a Person shall mean a Person who directly or indirectly controls, is controlled by, or is under common control with, the Person specified.

                  (b) "Agreement" shall mean this Employment Agreement, which includes for all purposes any exhibits hereto.

                  (c)  "Base  Salary"  shall  mean the  salary  provided  for in
Section 4 or any increased  salary granted to the Executive  pursuant to Section
4.

                  (d) "Board" shall mean the Board of Directors of the Company.

                  (e) "Cause" shall mean:

                           (i) the Executive is convicted of a felony  involving
                  moral turpitude; or

                           (ii) the Executive engages in conduct that constitutes willful gross neglect or willful gross misconduct in carrying out his duties under this Agreement, resulting, in either case, in material economic harm to the Company, unless the Executive believed in good faith that such conduct was in, or not opposed to, the best interests of the Company.

                  (f) "Change in Control" shall mean the occurrence of any of the following events:

                           (i) any  "person," as such term is currently  used in
                  Section 13(d) of the Securities Exchange Act of 1934, as amended, becomes a "beneficial owner," as such


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                  term is currently  used in Rule 13d-3  promulgated  under that act, of 20% or more of the Voting Stock of the Company;

                           (ii) a majority of the Board  consists of individuals
                  other than Incumbent Directors, which term means the members of the Board on the Effective Date; provided that any individual becoming a director subsequent to such date whose election or nomination for election was supported by a majority of the directors who then comprised the Incumbent Directors shall be considered to be an Incumbent Director;

                           (iii) the Company adopts any plan of liquidation providing for the distribution of all or substantially all of its assets;

                           (iv) 50% or more of the  assets  of the  Company  are
                  disposed of pursuant to a merger, consolidation or other transaction or series of transactions (unless the shareholders of the Company immediately prior to such merger, consolidation or other transaction or series of transactions beneficially own, directly or indirectly, in substantially the same proportion as they owned the Voting Stock of the Company, more than 50% of the Voting Stock or other ownership interests of the entity or entities, if any, that succeed to the business of the Company); or

                           (v) the Company  combines with another company and is
                  the surviving corporation but, immediately after the combination, the shareholders of the Company immediately prior to the combination hold 50% or less of the Voting Stock of the combined company, (there being excluded from the number of shares held by such shareholders, but not from the Voting Stock of the combined company, any shares received by Affiliates of such other company in exchange for stock of such other company).

                  (g)   "Claim"   shall   mean  any  claim,   demand,   request,
investigation, dispute, controversy, threat, discovery request, or request for testimony or information.

                  (h) "Committee" shall mean the Human Resources Committee of the Board.

                  (i) "Common Stock" shall mean common stock of the Company.

                  (j) "Constructive Termination Without Cause" shall mean a termination by the Executive of his employment hereunder on 30 days written notice given by him to the Company following the occurrence, without his prior written consent, of any of the following events, unless the Company shall have fully cured all grounds for such termination within 15 days after the Executive gives notice thereof:

                           (i) any  reduction in his then current Base Salary or
                  in his target or maximum annual bonus opportunity as a percentage of Base Salary;

                           (ii) any material  failure to timely grant, or timely
                  honor, any equity or long-term incentive award;

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                           (iii) any  material  breach  of any of the  Company's
                  obligations, representations or warranties in this Agreement;

                           (iv) any failure to appoint,  elect or reelect him to
                  any of the positions described in the Agreement; the removal of him from any such position; or any change in the reporting structure so that he reports to someone other than the Board;

                           (v) any  material  diminution  in his  duties  or the
                  assignment to him of duties that materially impair his ability to perform his duties;

                           (vi) following any Change in Control,  any relocation
                  of the Company's principal office, or of his own office as assigned to him by the Company, to a location more than 50 miles from Malvern, Pennsylvania;

                           (vii) following any Change in Control, any failure by
                  the Company to continue in effect any compensation plan in which the Executive participated immediately prior to such Change in Control and which is material to the Executive's total compensation, including but not limited to the Company's stock option, incentive compensation, deferred compensation, stock purchase, bonus and other plans or any substitute plans adopted prior to the Change in Control, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or any failure by the Company to continue the Executive's participation therein (or in such substitute or alternative plan) on a basis no less favorable to the Executive, both in terms of the amount of benefits provided and the level of the Executive's participation relative to other participants, as existed immediately prior to such Change in Control;

                           (viii) following any Change in Control, any failure by the Company to continue to provide the Executive with benefits substantially similar to those enjoyed by the Executive under any of the Company's pension, life insurance, medical, health and accident, or disability plans in which the Executive was participating immediately prior to such Change in Control, the taking of any action by the Company which would directly or indirectly materially reduce any of such benefits or deprive the Executive of any perquisite enjoyed by the Executive at the time of such Change in Control, or the failure by the Company to maintain a vacation policy with respect to the Executive that is at least as favorable as the vacation policy (whether formal or informal) in place with respect to the Executive immediately prior to such Change in Control; or

                           (ix) the failure of the Company to obtain the assumption in writing of its obligation to perform this Agreement by any successor to all or substantially all of the assets of the Company within 15 days after a merger, consolidation, sale or similar transaction.

                  If any of the changes described in Section 1(j)(vi) through 1(j)(viii) is preceded by a Potential Change in Control, such change may give rise to a Constructive Termination Without Cause under this Section, provided such change occurs within two years following the Potential Change in Control and either (A) is made at the request or direction of or pursuant to

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negotiations  with a Person who has entered into an  agreement  with the Company the consummation of which will constitute a Change in Control; or (B) is otherwise made in connection with or in anticipation of a Change in Control which actually occurs.

                  (k) "Disability" shall mean the Executive's inability, due to physical or mental incapacity, to substantially perform his duties and responsibilities under this Agreement for a period of 180 consecutive days as determined by an approved medical doctor, selected by the Parties. If the Parties cannot agree on a medical doctor, each Party shall select a medical doctor and the two doctors shall select a third who shall be the approved medical doctor for this purpose.

                  (l) "Effective Date" shall mean August 28, 2002.

                  (m) "Long-Term Incentive Plan" shall mean any of the long-term incentive plans referred to in Section 6(d).

                  (n)   "Person"   shall  mean  any   individual,   corporation,
partnership, limited liability company, joint venture, trust, estate, board, committee, agency, body, employee benefit plan, or other person or entity.

                  (o) "Potential Change in Control" shall mean the occurrence of any of the following events:

                           (i)  the  Company  enters  into  an  agreement,   the
                  consummation of which will result in the occurrence of a Change in Control;

                           (ii) the Company or any Person publicly  announces an
                  intention to take or to consider taking actions which, if consummated, will constitute a Change in Control; or

                           (iii) the Board  adopts a  resolution  to the  effect
                  that, for purposes of this Agreement, a Potential Change in Control has occurred.

                  (p) "Proceeding" shall mean any threatened or actual action, suit or proceeding, whether civil, criminal, administrative, investigative, appellate or other.

                  (q) "Pro-Rata" shall mean a fraction, the numerator of which is the number of days that the Executive was employed in the applicable performance period (a fiscal year in the case of an annual bonus and a performance cycle in the case of an award under the Long-Term Incentive Plan) and the denominator of which shall be the number of days in the applicable performance period.

                  (r) "Sign-On Deferrable Restricted Stock Award" shall mean the restricted stock award referred to in Section 6(b).

                  (s) "Sign-On Stock Option" shall mean the stock option referred to in Section 6(a).

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                  (t) "Term of  Employment"  shall mean the period  specified in
Section 2.

                  (u) "Termination Date" shall mean the date on which the Executive's employment with the Company terminates in accordance with this (or any subsequent) Agreement.

                  (v) "Voting Stock" shall mean issued and outstanding capital stock or other securities of any class or classes having general voting power, under ordinary circumstances in the absence of contingencies, to elect, in the case of a corporation, the directors of such corporation and, in the case of any other entity, the corresponding governing Person(s).

         2. Term of Employment. The Company hereby employs the Executive under this Agreement, and the Executive hereby accepts such employment, for the Term of Employment. The Term of Employment shall commence as of the Effective Date and shall end on August 27, 2005; provided, however, that the Term of Employment shall thereafter be automatically extended for additional one-year periods ("extension periods") unless either Party shall give the other written notice at least sixty (60) days prior to the expiration of the Initial Term or extension period. Termination of Executive's employment as a result of non-renewal by the Company shall be treated as a termination subject to the provisions of Section 8(d) (Termination without Cause) of this Agreement. Notice of non-renewal by Executive shall be treated as a termination subject to the provisions of Section 8(g) (Voluntary Termination) of this Agreement. Notwithstanding the foregoing, the Term of Employment may be terminated at any time prior to the expiration of the Initial Term and/or any extension period in accordance with the provisions of Section 8.

         3. Positions, Duties and Responsibilities.

                  (a) During the Term of Employment, the Executive shall serve as the President and Chief Executive Officer of the Company and shall be elected to serve as a member of the Board on the Effective Date or as soon thereafter as possible, consistent with the Company's Articles of Incorporation and Code of Regulations; shall have the authority, duties and responsibilities customarily exercised by an individual serving in those positions in a corporation of the size and nature of the Company; shall perform such duties relating to the management and operations of the Company, consistent with the foregoing, as may from time to time be assigned to him by the Board; shall be assigned no duties or responsibilities that are materially inconsistent with, or that materially impair his ability to discharge, the foregoing duties and responsibilities; and shall report solely and directly to the Board. In addition, on or before the date of the Company's first annual shareholders meeting occurring after the Effective Date, the Executive shall be elected Chairman of the Board.

                  (b) Anything herein to the contrary notwithstanding, nothing shall preclude the Executive from (i) serving, with prior notice to the Board, on the boards of directors of a reasonable number of other corporations or the boards of a reasonable number of trade associations and/or charitable organizations, (ii) engaging in charitable activities and community affairs, and
(iii) managing his personal investments and affairs; provided that such activities do not materially interfere with the performance of the Executive's duties and responsibilities hereunder.

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         4. Base Salary.  Commencing  as of the  Effective  Date,  the Executive
shall be paid an annualized Base Salary of $725,000, payable in accordance with the regular payroll practices of the Company. The Base Salary shall be reviewed no less frequently than annually for increase in the discretion of the Board.

         5. Annual Incentive Awards. The Executive shall be eligible for an annual incentive bonus award opportunity from the Company in respect of each fiscal year of the Company that ends during the Term of Employment. His annual target award opportunity shall be no less than 75% of his annualized Base Salary in effect on the start of the fiscal year and his maximum annual award opportunity shall be no less than 150% of his annualized Base Salary in effect on the start of the fiscal year; provided that for fiscal year 2002 of the Company, the Executive shall receive an annual incentive award of $407,812.50 (calculated as 75% of his annual target award opportunity, which payment is being made in recognition of the fact that Executive is forfeiting certain compensation from his current employer) and for fiscal year 2003 of the Company, the Executive shall receive no less than the target award opportunity for such year. The Executive shall be paid his annual incentive awards at the same time that other senior-level executives receive their incentive awards; provided that the Executive has not terminated his employment for reasons other than Constructive Termination Without Cause, or the Company has not terminated the Executive for Cause, prior to the dates on which such bonuses are paid.

         6. Sign-On and Buy-Out Awards; Long-Term Incentive Awards.

                  (a) Sign-On Stock Option Award. As of the Effective Date, the Company shall grant the Executive a ten-year option to purchase 300,000 shares of Common Stock. Such option shall vest in two equal installments on the third and the fifth anniversaries of the Effective Date subject to the terms, conditions and adjustments set forth in the award agreement memorializing the award and in Section 8 below.

                  (b) Sign-On Deferrable Restricted Stock Award. As of the Effective Date, the Company shall grant the Executive a restricted stock award for 290,000 shares of Common Stock, with such shares being held by the Company until the later of (i) the date the shares vest or (ii) the date such shares are to be delivered to the Executive pursuant to his election, as described below. Subject to the terms, conditions and adjustments set forth in the award agreement memorializing the award and in Section 8 below, the restricted Common Stock shall vest in three installments as follows: (x) 125,000 shares will vest on the third anniversary date of the Effective Date, (y) 125,000 shares will vest on the fifth anniversary of the Effective Date, and (z) 40,000 shares will vest on the Executive's 65th birthday. The Executive may elect prior to the calendar year in which the shares described above vest to defer receipt of shares, to the extent permitted by law, until the earlier of (xx) the date specified in such election or (yy) January of the calendar year following his termination of employment. Notwithstanding any deferral election, dividends (if any) will begin to accrue and be paid with respect to shares only after the date on which such shares become vested.

                  (c) Cash Payment. In recognition of the fact that Executive is forfeiting certain cash compensation from his current employer, on or about January 15, 2003, the Company shall make a lump sum cash payment to the Executive in the amount of $850,000; provided that the Executive has not terminated his employment for reasons other than

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Constructive  Termination  Without Cause,  or the Company has not terminated the
Executive for Cause, prior to such date.

                  (d) Long-Term Incentive Plans. Subject to the terms of the Company's Long-Term Performance Plan:

                           (i) The Executive shall be entitled to participate in
                  the Company's Long-Term Performance Plan (applying to the performance periods of October 1, 2000 through September 30, 2003 and October 1, 2001 through September 30, 2004) on a Pro-Rata basis calculated based on a cash/stock award target opportunity of 90% of his annualized Base Salary as of the Effective Date and a maximum award opportunity of 180% of his annualized Base Salary as of the Effective Date. As set forth above, the prorated target incentive unit amount for the October 1, 2000 through September 30, 2003 award will be 217,500, and the prorated target incentive unit amount for the October 1, 2001 through September 30, 2004 award will be 435,000.

                           (ii) For each performance period commencing under the
                  Company's Long-Term Performance Plan on or after the Effective Date, the Executive shall be entitled to participate in such Plan (or any successor plan thereto) on the same basis as, and upon the terms and conditions applicable to, other senior executives of the Company, consistent with the Executive's pay and position.

                           (iii) The Executive shall be paid any amount due under the Long-Term Performance Plan on the date that payouts are made under such Plan to other senior executives of the Company.

                  (e) On-Going Equity Incentives. During the Term of Employment, the Executive shall be entitled to participate in the Company's Long-Term Incentive Compensation Plan (or any successor plan thereto) on the same basis as, and upon the terms and conditions applicable to, other senior executives of the Company, consistent with the Executive's pay and position.

         7. Other Benefits.

                  (a) Executive Compensation Plans. During the Term of Employment, the Executive shall be entitled to participate in all compensation plans and programs that are, from time to time, made generally available to senior executives of the Company, including, without limitation, the Executive Deferred Compensation Plan.

                  (b) Employee Benefits. During the Term of Employment, the Executive shall participate in all employee benefit plans and programs made available generally to the Company's senior executives, including, without limitation, pension, savings and other retirement plans or programs, medical, dental, hospitalization, short-term and long-term disability and life insurance plans or programs, accidental death and dismemberment protection, travel accident insurance, and any other employee welfare or retirement benefit plans or programs that may be sponsored by the Company from time to time, including any plans or programs that supplement the above-listed types of plans or programs, whether funded or

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unfunded. The Executive shall be entitled to post-retirement welfare benefits on the same basis as other similarly situated senior executives of the Company.

                  (c) Supplemental Pension. The Executive shall participate in the Company's pension plan, supplemental retirement plan and all other retirement plans for senior executives, except that, for purposes of determining the Executive's benefit under the supplemental retirement plan (the "Supplemental Pension"), the Executive shall be credited with two years of service for each full year of the Executive's actual service with the Company, with a maximum Supplemental Pension of 35% of final average compensation (as defined under the supplemental retirement plan document). The Supplemental Pension shall be offset by other qualified and non-qualified pension benefits of the Company.

                  (d) Expenses. The Executive is authorized to incur reasonable expenses in carrying out his duties and responsibilities hereunder and the Company shall promptly reimburse him for all such expenses, subject to documentation in accordance with reasonable policies of the Company. The Company shall promptly reimburse the Executive for all reasonable professional fees (including, without limitation, attorneys' fees and other charges of counsel) incurred by him in connection with the negotiation and documentation of these employment arrangements, up to a maximum of $10,000, grossed up for taxes. In the event of any dispute between the Company and the Executive during or after termination of the Executive's employment, the Company will pay all of the Executive's reasonable professional fees, costs and expenses of such dispute if the Executive prevails. The Executive shall be entitled to reimbursement of expenses, and other benefits (including tax gross-up), in connection with his relocation to the Malvern, Pennsylvania area, to the maximum extent consistent with the Company's relocation programs and policies, including temporary living and travel expenses for the Executive and his family between the Company's offices and his current residence for one (1) year and the purchase of the Executive's current residence at the appraised value at any time during the 2-year period commencing on the Effective Date.

                  (e) Benefits and Perquisites. During the Term of Employment, the Executive shall participate in all benefits and perquisites available to senior executives or other employees of the Company at the most favorable levels and terms and conditions for each such benefit and perquisite.

                  (f) Vacation. The Executive shall be entitled to four weeks paid vacation per year.

         8. Termination of Employment.

                  (a)   Termination   Due  to  Death.  In  the  event  that  the
Executive's employment hereunder is terminated due to his death, his estate or his beneficiaries (as the case may be) shall be entitled to:

                           (i) Base Salary through the end of the month in which
                  his death occurs;

                           (ii) a Pro-Rata annual incentive award for the fiscal
                  year in which his death occurs, based on the target bonus opportunity for the year of death, payable in a

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                  lump sum  promptly  following  his  death,  regardless  of the
                  Executive's and Company's performance during such fiscal year;

                           (iii) the continued right to exercise each outstanding stock option for the lesser of (A) 12 months or
                  (B) the remainder of the original term, all such options to become fully exercisable as of the date of his death;

                           (iv) any outstanding shares from his Sign-On Deferrable Restricted Stock Award and all other restricted stock awards shall vest as of the date of his death; provided, however, that, notwithstanding the foregoing, unless the 40,000 shares from his Sign-On Deferrable Restricted Stock Award which are scheduled to vest on the Executive's 65th birthday have otherwise vested, those shares will be forfeited as of the date of his death;

                           (v) immediate vesting in the Company's Retirement Savings Plan (or any successor 401(k) plan), pension plan, supplemental retirement plan (including the Supplemental Pension ) and deferred compensation plans, or the cash equivalent thereof;

                           (vi)  Pro-Rata  Long-Term   Incentive  Plan  payouts,
                  payable in a lump sum, if earned, promptly following the end of the performance periods; and

                           (vii) the benefits described in Section 8(h)(i).

                  (b) Termination Due to Disability. In the event that the Executive's employment hereunder is terminated due to Disability, he shall be entitled to the following:

                           (i) Periodic  disability  payments in accordance with
                  the Company's Long-Term Disability Plan (provided that the Executive is and continues to be disabled as defined under that plan);

                           (ii) Base Salary through the end of the month in which the Termination Date occurs;

                           (iii) a Pro-Rata annual incentive award for the fiscal year in which his employment terminates, based on his target bonus opportunity for the year of termination, payable in a lump sum promptly following the Termination Date, regardless of the Executive's and Company's performance during such fiscal year;

                           (iv) the continued right to exercise each outstanding
                  stock option for the lesser of (A) 12 months or (B) the remainder of the original term, all such options to become fully exercisable as of the Termination Date;

                           (v) any outstanding shares from his Sign-On Deferrable Restricted Stock Award and any other restricted stock awards shall vest as of the Termination Date; provided, however, that notwithstanding anything in the foregoing to the contrary, unless the 40,000 shares from his Sign-On Deferrable Restricted Stock Award which are scheduled to vest on the Executive's 65th birthday have otherwise vest, those shares will be forfeited as of the Termination Date;

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                           (vi)  Pro-Rata  Long-Term   Incentive  Plan  payouts,
                  payable in a lump sum, if earned, promptly following the end of the performance periods;

                           (vii) continued participation, for a period of two years from the Termination Date, in all medical, dental, vision, hospitalization, disability and life insurance coverages and in all other employee welfare benefit plans, programs and arrangements in which he was participating on the date on which his employment terminates, on terms and conditions that are no less favorable to him than those that applied on such date, and with COBRA benefits commencing thereafter; provided that the Company's obligation under this
                  Section 8(b)(v) shall be reduced to the extent that equivalent coverages and benefits (determined on a coverage-by-coverage and benefit-by-benefit basis) are provided under the plans, programs or arrangements of a subsequent employer;

                           (viii) immediate vesting in the Company's  Retirement
                  Savings Plan (or any successor 401(k) plan), pension plan, supplemental retirement plan (including the Supplemental Pension) and deferred compensation plans, or the cash equivalent thereof; and

                           (ix) the benefits described in Section 8(h)(i).

No termination of the Executive's employment for Disability shall be effective until the Company first gives 15 days written notice of such termination to the Executive.

                  (c) Termination by the Company for Cause.

                           (i) No termination of the Executive's employment hereunder by the Company for Cause shall be effective unless the provisions of this Section 8(c)(i) shall have been complied with. The Executive shall be given written notice by the Board of the intention to terminate him for Cause, such notice to state in detail the particular circumstances that constitute the grounds on which the proposed termination for Cause is based. The Executive shall have 15 days after receiving such notice in which to cure such grounds, to the extent such cure is possible. If he fails to cure such grounds, the Executive shall then be entitled to a hearing before the Board. Such hearing shall be held within 20 days of his receiving such notice, provided that he requests such hearing within 15 days of receiving such notice. If, within five days following such hearing, the Board gives written notice to the Executive confirming that, in the judgment of at least two-thirds of the members of the Board, Cause for terminating his employment on the basis set forth in the original notice exists, his employment hereunder shall thereupon be terminated for Cause, subject to de novo review, at the Executive's election, through arbitration in accordance with Section 14.

                           (ii) In the  event  that the  Executive's  employment
                  hereunder is terminated by the Company for Cause in accordance with Section 8(c)(i), he shall be entitled to:

                                    (A) the  lesser  of (I) 30 days or (II)  the
                           remainder of the original term to exercise any stock option that is vested and exercisable on the

                           Termination Date. All stock options which are not vested and exercisable as of the Termination Date will be forfeited, and all unvested restricted stock which is outstanding as of the Termination Date, will be forfeited; and

                                    (B)  the   benefits   described  in  Section
                           8(h)(i).

                  (d) Termination Without Cause. In the event that the Executive's employment hereunder is terminated by the Company without Cause and Sections 8(a) (death), 8(b) (Disability) and 8(f) (Change in Control) does not apply, and provided Executive has executed a full release substantially in the form attached hereto as Exhibit A, then the Executive shall be entitled to:

                           (i) Base Salary through the second anniversary of the
                  Termination Date, payable as provided in Section 4;

                           (ii) a Pro-Rata annual incentive award for the fiscal
                  year in which his employment terminates, based on his target bonus opportunity for the year of termination, payable in a lump sum promptly following the Termination Date, regardless of the Executive's and Company's performance during such fiscal year;

                           (iii) an  annual  incentive  award for a period of 24
                  months following the Termination Date, based on the target bonus opportunity for the year of termination, payable on a Pro-Rata basis in equal installments over the 24-month period for which Base Salary is continued;

                           (iv) the continued  right to exercise any outstanding
                  stock option for the lesser of (A) 1 year or (B) the remainder of the original term, all such options to become fully exercisable as of the Termination Date;

                           (v) any outstanding shares from his Sign-On Deferrable Restricted Stock Award and any other restricted stock awards shall vest as of the Termination Date; provided, however, that notwithstanding anything in the foregoing to the contrary, unless the 40,000 shares from his Sign-On Deferrable Restricted Stock Award which are scheduled to vest on the Executive's 65th birthday have otherwise vested, those shares will be forfeited as of the Termination Date;

                           (vi) full payout,  at target award  levels,  for each
                  outstanding performance cycle period under the Long-Term Performance Plan in which the Executive is participating as of the Termination Date, with the payouts due in a lump sum promptly following the Termination Date;

                           (vii) continued participation, through the second anniversary of the Termination Date, in all medical, dental, vision, hospitalization, disability and life insurance coverages and in all other employee welfare benefit plans, programs and arrangements in which he or his family members were participating on such date, on terms and conditions that are no less favorable to him than those that applied on such date and with COBRA benefits commencing thereafter; provided that the Company's obligation under this Section 8(d)(vi) shall be reduced to the extent that equivalent coverages and benefits (determined on a coverage-by-coverage and benefit-by-benefit basis) are provided under the plans, programs or arrangements of a subsequent employer; and

                           (viii) immediate vesting in the Company's  Retirement
                  Savings Plan (or any successor 401(k) plan), pension plan, supplemental retirement plan (including the Supplemental Pension) and deferred compensation plans, or the cash equivalent thereof; and

                           (ix) the benefits described in Section 8(h)(i).

         The Executive will not receive any additional severance or payments other than that provided under this Section 8(d) for any term remaining under the employment agreement.

                  (e) Constructive  Termination Without Cause. In the event that
(x) a Constructive Termination Without Cause occurs and (y) Section 8(f) (Change in Control) does not apply, then the Executive shall have the same entitlements as provided under Section 8(d) for a termination by the Company without Cause, subject to Executive's executing a full release satisfactory to the Company.

                  (f) Termination Without Cause Following a Change in Control or Potential Change in Control. In the event that (x) the Executive's employment hereunder is terminated (A) through a Constructive Termination Without Cause or
(B) by the Company without Cause and (y) the termination of employment occurs in connection with, or within two years following, a Change in Control, and provided that Executive has executed a full release substantially in the form attached hereto as Exhibit A, then the Executive shall be entitled to:

                           (i) Base Salary through the third  anniversary of the
                  Termination Date, payable as provided in Section 4;

                           (ii) a Pro-Rata annual incentive award for the fiscal
                  year in which his employment terminates based on the target bonus opportunity for the year of termination, payable in a lump sum promptly following the Termination Date, regardless of the Executive's and Company's performance during such fiscal year;

                           (iii) an  annual  incentive  award for a period of 36
                  months following the Termination Date, based on the greater of
                  (A) his maximum incentive bonus for the year of termination and (B) his actual bonus for the year preceding termination, payable in equal installments over the 36-month period for which Base Salary is continued.

                           (iv) the continued right to exercise any stock option, for the lesser of (A) 24 months and (B) the remainder of its original term, all such options to become fully exercisable as of the Termination Date;

                           (v) all  restricted  stock  awards  shall vest on the
                  Termination Date (including the 40,000 restricted shares from the Sign-On Deferrable Restricted Share Award which are scheduled to vest on the Executive's 65th birthday);

                           (vi) full payout, at target levels, under each ongoing Long-Term Performance Plan in which the Executive is participating as of the Termination Date, with the payouts due in a lump sum promptly following the Termination Date;

                           (vii) an amount equal to the Company's  contributions
                  to which the Executive would have been entitled under the Company's Retirement Savings Plan (or any successor thereto) if the Executive had continued working for the Company and the Retirement Savings Plan continued in force for 36 months following the Termination Date at the highest annual rate of Base Salary achieved during the Executive's period of actual employment with the Company, and making the maximum amount of employee contributions, if any, as are required under such plan;

                           (viii) an amount equal to the excess of (A) the present value of the benefits to which the Executive would be entitled under the Company's pension plan and Company's supplemental retirement plan (including the Supplemental Pension ) (and any successor thereto) if the Executive had continued working for the Company for a period of 36 months following the Termination Date at the highest annual rate of Base Salary achieved during the Executive's period of actual employment with the Company, and the pension plan continued in force during the 36 months following the Termination Date, over (B) the present value of the benefits to which the Executive is actually entitled under the Company's pension plan and supplemental retirement plan (including the Supplemental Pension), each computed as of the date of the Termination Date, with present values to be determined using the discount rate used by the Pension Benefits Guaranty Corporation to calculate the benefit liabilities under the pension plan in the event of a plan termination on the Termination Date, compounded monthly, the mortality tables prescribed in the Company's Pension Plan for determining actuarial equivalence, and the reduction factor (if any) for the early commencement of pension payments based on the Executive's age on the last day of the 36th month following the Termination Date;

                           (ix) immediate vesting in the Company's Retirement Savings Plan (or any successor 401(k) plan), pension plan, supplemental retirement plan (including the Supplemental Pension) and deferred compensation plans, or the cash equivalent thereof;

                           (x) continued participation, through the third anniversary of the Termination Date, in all medical, dental, vision, hospitalization, disability and life insurance coverages and in all other employee welfare benefit plans, programs and arrangements in which he or his family members were participating on such date, on terms and conditions that are no less favorable to him than those that applied on such date and with COBRA benefits commencing thereafter, provided that the Company's obligation under this Section 8(f)(x) shall be reduced to the extent that equivalent coverages and benefits (determined on a coverage-by-coverage and benefit-by-benefit basis) are provided under the plans, programs or arrangements of a subsequent employer; and

                           (xi) the benefits described in Section 8(h)(i).

                  For purposes of this Section 8(f), if preceded by a Potential Change in Control, any of the following events (if such event occurs within two years following such Potential Change in Control) shall be deemed to be a Termination of Executive's Employment without Cause following a Change in
Control: 1) the Executive's employment is terminated without Cause and such termination is at the request or direction of or pursuant to negotiations with a Person who has entered into an agreement with the Company the consummation of which will constitute a Change in Control; 2) the Executive's employment is terminated through a Constructive Termination Without Cause and the circumstances or events which constitute the basis for Executive's claim of Constructive Termination occur at the request or direction of, or pursuant to negotiations with, such Person, or 3) the Executive's employment is terminated without Cause and such termination is otherwise in connection with or in anticipation of a Change in Control which actually occurs.

                  (g) Voluntary Termination. In the event that the Executive terminates his employment with the Company on his own initiative, other than by death, for Disability, or by a Constructive Termination Without Cause, then he shall have the same entitlements as provided in Section 8(c)(ii) in the case of a termination by the Company for Cause. A voluntary termination under this
Section 8(g) shall be effective upon written notice to the Company and shall not be deemed a breach of this Agreement.

                  (h) Miscellaneous.

                           (i) On any termination of the Executive's  employment
                  hereunder, he shall be entitled to:

                                    (A)  Base  Salary  through  the  Termination
                           Date;

                                    (B) any amounts due him under Section 7;

                                    (C) a lump-sum payment in respect of accrued
                           but unused vacation days at his Base Salary rate in effect as of the Termination Date;

                                    (D)  payment,  promptly  when  due,  of  all
                           amounts   owed  to  him  in   connection   with   the
                           termination; and

                                    (E) other  benefits,  if any, in  accordance
                           with applicable plans, programs and arrangements of the Company. This provision will permit the Executive to elect to take advantage of any provisions of, or changes to, the IKON benefit plans which are applicable to IKON employees generally (including, without limitation, provisions relating to the vesting/exercisability of stock options in the event of retirement or disability), provided that Executive opts to have such general provisions applied on his/her behalf instead of those set forth in this Agreement. In no event, however, will this provision entitle Executive to duplicative or double benefits, nor shall he be eligible to receive payments under any severance program of the Company applicable to employees generally.

                           (ii) In the event that the  Executive,  or any member
                  of his family, is precluded from continuing full participation in any employee benefit plan, program or arrangement, then the Executive shall be provided with the after-tax economic equivalent of any benefit or coverage foregone. For this purpose, the economic equivalent of any benefit or coverage foregone shall be deemed to be the total cost to the Executive of obtaining such benefit or coverage himself on an individual basis. Payment of such after-tax economic equivalent shall be made quarterly in advance, without discount.

                           (iii) In the event of any termination of the Executive's employment hereunder, the Executive shall be under no obligation to seek other employment or otherwise mitigate the obligations of the Company under this Agreement.

                           (iv) Any amounts due under this Section 8 are considered to be reasonable by the Company and are not in the nature of a penalty.

         9. Change in Control.

                  (a) Vesting. In the event that a Change in Control occurs after the Effective Date, then each outstanding stock option shall become fully exercisable as of the date of such Change in Control and each outstanding restricted stock award shall likewise become fully vested. In addition, the Executive's full age 65 Supplemental Pension benefit shall be fully accrued and vested. The Executive shall receive all Change in Control benefits provided to senior executives under the Company's compensation plans or individual agreements to the extent that the benefits, terms and conditions under such plans or agreements are more favorable to the Executive than, and not duplicative of, the benefits provided under this Agreement. In the event that holders of Common Stock receive cash, securities or other property in respect to their Common Stock in connection with a Change in Control transaction, the Company shall use its best reasonable efforts to enable the Executive (if he so elects) to exercise any stock option at a time and in a fashion that will entitle him to receive in exchange for any shares thus acquired the same consideration as is received in such Change in Control transaction by other holders of Common Stock.

                  (b) Golden Parachute Tax. In the event that any payment or benefit made or provided to or for the benefit of the Executive in connection with this Agreement, the Executive's employment with the Company, or the termination thereof (a "Payment") is determined to be subject to any excise tax ("Excise Tax") imposed by Section 4999 of the Code (or any successor to such Section), the Company shall pay to the Executive, prior to the time any Excise Tax is payable with respect to such Payment (through withholding or otherwise), an additional amount which, after the imposition of all income, employment, excise and other taxes, penalties and interest thereon, is equal to the sum of
(i) the Excise Tax on such Payment plus (ii) any penalty and interest assessments associated with such Excise Tax. The determination of whether any Payment is subject to an Excise Tax and, if so, the amount to be paid by the Company to the Executive and the time of payment shall be made by an independent auditor (the "Auditor") selected jointly by the Parties and paid by the Company. Unless the Executive agrees otherwise in writing, the Auditor shall be a nationally recognized United States public accounting firm that has not, during the two years preceding the date of its selection, acted in any way on behalf of the Company or any of its Affiliates. If the Parties cannot agree on the firm to serve as the Auditor, then the Parties shall each select one accounting firm and those two firms shall jointly select the accounting firm to serve as the Auditor.

         10. Indemnification; D&O Insurance.

                  (a) Indemnification. The Company agrees that (i) if the Executive is made a party, or is threatened to be made a party, to any
Proceeding by reason of the fact that he is or was a director, officer, employee, agent, manager, consultant or representative of the Company or is or was serving at the request of the Company or any of its Affiliates as a director, officer, member, employee, agent, manager, consultant or representative of another Person or (ii) if any Claim is made, or threatened to be made, that arises out of or relates to this Agreement or the Executive's service hereunder or in any of the foregoing capacities, then the Executive shall promptly be indemnified and held harmless by the Company for any Claims brought by a third party against the Executive to the fullest extent legally permitted or authorized by the Company's Articles of Incorporation, Code of Regulations or Board resolutions or by the laws of the State of Ohio, against any and all costs, expenses, liabilities and losses (including, without limitation, attorneys' fees, judgments, interest, expenses of investigation, penalties, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) incurred or suffered by the Executive in connection therewith, and such indemnification shall continue as to the Executive even if he has ceased to be a director, member, employee, agent, manager, consultant or representative of the Company or other Person and shall inure to the benefit of the Executive's heirs, executors and administrators. The Company shall advance to the Executive all costs and expenses incurred by him in connection with any such Proceeding or Claim within 20 days after receiving written notice requesting such an advance. Such notice shall include, to the extent required by applicable law, an undertaking by the Executive to repay the amount advanced if he is ultimately determined not to be entitled to indemnification against such costs and expenses.

                  (b) D&O Insurance. During the Term of Employment and for a period of six years thereafter, the Company shall keep in place a directors' and officers' liability insurance policy (or policies) providing comprehensive coverage to the Executive to the extent that the Company provides such coverage for any other senior executive or director.

         11. Covenants.

                  (a) Confidentiality. During the Term of Employment and thereafter, the Executive shall not, without the prior written consent of the Company, divulge, disclose or make accessible to any Person any confidential non-public document, record or information concerning the business or affairs of the Company that he has acquired in the course of his employment hereunder, except (x) to the Company or to any authorized (or apparently authorized) agent or representative of the Company, (y) to authorized third parties in connection with performing his duties under this Agreement, or (z) when required to do so by law or by a court, governmental agency, legislative body, or other Person with apparent jurisdiction to order him to divulge, disclose or make accessible such information; provided that these restrictions shall not apply to any document, record or other information that (i) has previously been disclosed to the public, or is in the public domain, other than as a result of the Executive's breach of this Section 11(a), or (ii) is known or generally available within any trade or industry of the Company.

                  (b) Non-Solicitation. During the 24-month period that commences on the Termination Date and ends on the second anniversary of the Termination Date, the Executive shall not without the prior consent of the
Company:

                           (i) solicit, on his own behalf or on behalf of any other Person, any individual known by the Executive to be an employee of the Company to instead become an employee of any Person not affiliated with the Company; or

                           (ii) solicit, on his own behalf or on behalf of any other Person, any Person known by the Executive to be customer of, or vendor to, the Company to cease to be a customer or vendor of the Company and/or to become a customer of, or vendor to, any Person not affiliated with the Company.

                  (c) Non-Competition. During the 24-month period that commences on the Termination Date and ends on the first anniversary of the Termination Date, the Executive shall not, without the prior consent of the Company, directly or indirectly own, manage, operate, join, control or participate in the ownership, management, operation or control of, or be employed by or otherwise connected in any substantial manner with any business which directly or indirectly competes to a material extent with any line of business of the Company or its subsidiaries which was operated by the Company or its subsidiaries at the Termination Date; provided that nothing in this paragraph shall prohibit the Executive from acquiring up to 5% of any class of outstanding equity securities of any corporation whose equity securities are regularly traded on a national securities exchange or in the "over-the-counter market."

                  The foregoing noncompetition restriction of this Section 11(c) shall not apply following a Change of Control if (v) the Executive's employment has been terminated by the Company without Cause within two years following such Change in Control, (w) the Executive terminates his employment as the result of a Constructive Termination within two years following such Change in Control or
(x) the Company elects, within two years following such Change in Control, not to extend the term of employment.

                  The foregoing noncompetition restriction of this Section 11(c) shall not apply following a Potential Change in Control if: 1) the Executive's employment is terminated without Cause within two years following such Potential Change in Control, and such termination is at the request or direction of or pursuant to negotiations with a Person who has entered into an agreement with the Company the consummation of which will constitute a Change in Control; 2) the Executive's employment is terminated through a Constructive Discharge without Cause within two years following such Potential Change in Control, and the circumstances or events which constitute the basis for Executive's claim of Constructive Discharge occur at the request or direction of, or pursuant to negotiations with, such Person, 3) the Company elects, within two years following such Potential Change in Control, not to extend the term of employment, and such election was at the request or direction of or pursuant to negotiations with such Person; or 4) the Executive's employment is terminated without Cause within two years following such Potential Change in Control and such termination is otherwise in connection with or in anticipation of a Change in Control which actually occurs.

         12. Assignability, Binding Nature. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, heirs (in the case of the Executive) and assigns. No rights or obligations of the Company under this Agreement may be assigned or transferred by the Company except that such rights or obligations may be assigned or transferred pursuant to a merger or consolidation in which the Company is not the continuing entity, or a sale or liquidation of all or substantially all of the assets of the Company; provided that the assignee or transferee is the successor to all or substantially all of the assets of the Company and such assignee or transferee assumes the liabilities, obligations and duties of the Company, as contained in this Agreement, either contractually or as a matter of law. In the event of any sale of assets or liquidation as described in the preceding sentence, the Company shall use its best efforts to cause such assignee or transferee to expressly assume the liabilities, obligations and duties of the Company hereunder and perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such assignment or succession taken place. No rights or obligations of the Executive under this Agreement may be assigned or transferred by the Executive other than his rights to compensation and benefits, which may be transferred only by will or operation of law, except as provided in Section 16(e).

         13. Representations.

                  (a) The Company's Representations.  The Company represents and warrants that (i) it is fully authorized by action of its Board (and of any other Person or body whose action is required) to enter into this Agreement and to perform its obligations under it; (ii) the execution, delivery and performance of this Agreement by the Company does not violate any applicable law, regulation, order, judgment or decree or any agreement, plan or corporate governance document of the Company; and (iii) upon the execution and delivery of this Agreement by the Parties, this Agreement shall be the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

                  (b) The Executive's Representations. The Executive represents and warrants that, to the best of his knowledge and belief, (i) delivery and performance of this Agreement by him does not violate any applicable law, regulation, order, judgment or decree or any agreement to which the Executive is a party or by which he is bound, and (ii) upon the execution and delivery of this Agreement by the Parties, this Agreement shall be the valid and binding obligation of the Executive, enforceable against him in accordance with its terms, except to the extent enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

         14. Resolution of Disputes. Any Claim arising out of or relating to this Agreement or the Executive's employment with the Company or the termination thereof shall be resolved by binding confidential arbitration, to be held in Philadelphia, Pennsylvania, in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The Company shall promptly pay all costs and expenses, including without limitation, attorneys' fees, incurred by the Executive or his beneficiaries in resolving any successful Claim. Pending the resolution of any Claim (and provided that Executive is not in breach of his post-termination

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

obligations under this Agreement), the Executive (and his beneficiaries) shall be advanced any payments which are allegedly due under the Agreement (with the timing of such payments to be made in accordance with the terms of this Agreement). Any amounts advanced under this Section 14 will be subject to offset by the Company from any award obtained by the Executive (and/or reimbursement by the Executive to the Company in the event that his award (if any) is less than the amount advanced).

         15. Notices. Any notice, consent, demand, request, or other communication given to a Person in connection with this Agreement shall be in writing and shall be deemed to have been given to such Person (a) when delivered personally to such Person or (b) provided that a written acknowledgment of receipt is obtained, two days after being sent by prepaid certified or registered mail, or by a nationally recognized overnight courier, to the address specified below for such Person (or to such other address as such Person shall have specified by ten days advance notice given in accordance with this Section
15), or (c) in the case of the Company only, on the first business day after it is sent by facsimile to the facsimile number set forth for the Company (or to such other facsimile number as the Company shall have specified by ten days advance notice given in accordance with this Section 15), with a confirmatory copy sent by certified or registered mail or by overnight courier to the Company in accordance with this Section 15.

               If to the Company:         IKON Office Solutions, Inc.
                                          70 Valley Stream Parkway
                                          Malvern, Pennsylvania 19355
                                          Attn:  General Counsel
                                          Facsimile #:  610-725-8279

               If to the Executive:       Matthew J. Espe
                                          10 Rydalwood Lane
                                          Moreland Hills, OH  44022
                                          (or the most recent address on file
                                          with the Company)

                                          (with a copy to the Executive at the
                                          Company's address)

               If to a beneficiary        The address most recently specified by
               of the Executive:          the Executive or beneficiary through
                                          notice given in accordance with this
                                          Section 15.


         16. Miscellaneous.

                  (a) Entire Agreement. This Agreement contains the entire understanding and agreement between the Parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, (including, without limitation, the term sheet dated August 28, 2002) between the Parties with respect thereto.

                  (b) Severability. In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law so as to achieve the purposes of this Agreement.

                  (c) Amendment or Waiver. No provision in this Agreement may be amended unless such amendment is set forth in a writing signed by the Parties. No waiver by either Party of any breach of any condition or provision contained in this Agreement shall be deemed a waiver of any similar or dissimilar condition or provision at the same or any prior or subsequent time. To be effective, any waiver must be set forth in a writing signed by the waiving Party.

                  (d) Headings. The headings of the Sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

                  (e) Beneficiaries/References. The Executive shall be entitled, to the extent permitted under any applicable law, to select and change a beneficiary or beneficiaries to receive any compensation or benefit hereunder following the Executive's death by giving the Company written notice thereof. In the event of the Executive's death or a judicial determination of his incompetence, references in this Agreement to the Executive shall be deemed, where appropriate, to refer to his beneficiary, estate or other legal representative.

                  (f) Survivorship. Except as otherwise set forth in this Agreement, the respective rights and obligations of the Parties hereunder shall survive any termination of the Executive's employment.

                  (g)  Governing  Law/Jurisdiction.   This  Agreement  shall  be
governed, construed, performed and enforced in accordance with the laws of the State of Pennsylvania, without reference to principles of conflict of laws.

                  (h) Counterparts. This Agreement may be executed in two or more counterparts.

                  (i) Employee Benefit Plans. In the event that the terms of any of the Company's employee benefit plans provide for the vesting or distribution of benefits on a date earlier than the date set forth in this Agreement, such earlier date shall prevail.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.


                                              The Company


                                              By:  /s/ THOMAS GIBSON
                                                   -----------------------------
                                                   Thomas Gibson
                                                   On Behalf of the Board

                                              The Executive


                                              /s/ MATTHEW J. ESPE
                                              ----------------------------------
                                              Matthew J. Espe


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